EXHIBIT 10.50

PROSPECT SILICA ENTERPRISES, INC.

October 29, 2013

Contract Extension

To:	Q lotus Holdings Inc.

520 N. Kingsbury Street, Ste. 1810

Chicago, ll 60654

Att: Mr. Gary Rosenberg and Jorge Gonzales.

Re: 3 month extension via current contract.

We at Prospect Silica Enterprises Inc. by way of the board of directors have called a special meeting regarding the extension and approval of time.

The parties hereto hereby waive all past defaults and extend the Contract to a revised expiration date of January 31, 2014.

The extension is approved for an additional 3 months starting November 1, 2013 and is hereby extended to January 31, 2014. It is our desire that this contract extension will be beneficial to all parties.

Sincerely,

PROSPECT SILICA ENTERPRISES, INC.

______________________________

Ron Gibson,

President

AGREED AND ACCEPTED:

Q LOTUS HOLDINGS, INC.

_______________________________	_____________________________
Gary Rosenberg,	Jorge Gonzalez,
Chief Executive Officer	Chief Financial Officer

201 FOREST CREEK RD, JACKSONVILLE, OR 97530